                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                   AIRTECH INTERNATIONAL GROUP
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                       AIRTECH INTERNATIONAL GROUP, INC.
                               15400 KNOLL TRAIL
                                   SUITE 200
                              DALLAS, TEXAS 75248

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 24, 2000

                            ------------------------

To the Stockholders of

  AIRTECH INTERNATIONAL GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Airtech International Group, Inc., a Wyoming corporation, will be held in the Classroom of the Homewood Suites Hotel at 4451 Beltline Road, Dallas, Texas 75248 on Friday, November 24, 2000 at 9:00 A.M., Dallas time, for the following purposes:

    1. To elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their successors are elected; and

    2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

    THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 26, 2000, AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF, AND TO VOTE AT, THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, BUT WISH YOUR SHARES TO BE VOTED, PLEASE COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT IN THE POSTAGE-PAID, ENCLOSED ENVELOPE, IN ORDER THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors
                                          James R. Halter
                                          Chief Financial Officer

                       AIRTECH INTERNATIONAL GROUP, INC.
                               15400 KNOLL TRAIL
                                   SUITE 200
                              DALLAS, TEXAS 75248

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement and accompanying Proxy Card are being furnished by the Board of Directors of Airtech International Group, Inc., a Wyoming corporation (the "Corporation"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held in the Classroom of the Homewood Suites Hotel, 4451 Beltline Road, Addison, Texas 75248, on Friday, November 24, 2000 at 9:00 A.M., Dallas time, and at any adjournments thereof (the "Annual Meeting"). This Proxy Statement, with the accompanying Proxy Card, is first being mailed to holders of the Corporation's Common Stock, $0.05par value (the "Common Stock"), on or about November 2, 2000.

    The purpose and business of the meeting is:

    1. To elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their successors are elected; and

    2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

    Only stockholders of record of the Common Stock at the close of business on October 26, 2000, will be entitled to vote at the Annual Meeting. As of the close of business on such date, there were outstanding and entitled to vote 22,470,944 shares of Common Stock. Each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the votes represented by the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Shares held by persons who abstain from voting on a proposal will be counted in determining whether a quorum is present, but will not be counted as voting either for or against such proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares voting at the meeting is necessary for the election of directors.

    Where a specific designation is given in the Proxy with respect to the vote on the directors, the Proxy will be voted in accordance with such designation. If no such designation is made, the Proxy will be voted FOR the nominees for directors named in this Proxy Statement. Any stockholder giving a Proxy may revoke it at any time before it is voted at the Annual Meeting by delivering to the Secretary of the Corporation a written notice of revocation or duly executed Proxy bearing a later date or by appearing at the Annual Meeting and revoking his or her Proxy and voting in person.

                             ELECTION OF DIRECTORS

    Five directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors are elected. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted FOR the nominees named. If for any reason any such nominee is not available for election, such proxies will be voted in favor of the remaining named nominees and may be voted for substitute nominees in place of those who are not candidates. Management, however, has no reason to expect that any of the nominees will be unavailable for election. All nominees have agreed to serve if elected.

    The Bylaws of the Corporation provide that the Board of Directors shall consist of not less than one and no more than five members and that vacancies on the Board of Directors and newly-created directorships may be filled by a majority vote of the entire Board of Directors at any meeting. To be elected a director, each nominee must receive a plurality of all votes cast at the meeting for the election of directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF
                  THE NOMINEES NAMED IN THIS PROXY STATEMENT.

    Except for James R. Halter, all nominees for director have served as directors since the last annual meeting of stockholders held on November 26, 1999. Mr. Halter has served as the Chief Financial Officer and General Counsel of the Corporation since October 1999. The following information has been furnished to the Corporation by the nominees for director:

                             NOMINEES FOR DIRECTOR

    C J COMU. Mr. Comu has served as our CEO, chairman and a director since May 1998. Mr. Comu was a co-founder, CEO and chairman of Airtech International Corporation, our wholly-owned subsidiary, since its formation in 1995. In January 1994, Mr. Comu co-founded Transworld Leasing Corporation with Mr. John Potter, also a director and executive officer, which provided financing and marketing expertise to the medical, computer and corporate sector prior to the formation of Airtech International Corporation.

    JAMES R. HALTER. Mr. Halter has served as our chief financial officer and general counsel since October, 1999. Mr. Halter earned a Masters in Business Administration from the State University of New York at Buffalo in 1977, and a Juris Doctorate from Case Western Reserve University in 1999. Mr. Halter has been a Certified Public Accountant since 1975. From January 1990 to October 1999, Mr. Halter owned his own tax and business consulting practice. Concurrently, from September 1996 to January 1999, Mr. Halter attended and received his juris doctor degree from Case Western Reserve University School of Law in Cleveland, Ohio.

    R. JOHN HARRIS. Mr. Harris has served as our president since October 30, 2000 and as a director since November 1999. Prior to his appointment as president, Mr. Harris served as our Chief Operating Officer from February 2000 to October 30, 2000. Mr. Harris served as Chief Administrative Officer of Integrated Concepts, Inc. from June 1998 to October 1999 and as Chief Executive Officer of PreventCo Inc. from June 1996 to May 1998. Mr. Harris also served as Vice President and Medical Director of Airtech International Corporation from May 1994 to May 1996. Prior to 1994, Mr. Harris spent twenty years in various senior management capacities, and as an international consultant, in the field of acute medical/ surgical hospital administration for leading hospital management companies such as Hospital Corporation of America and Hospital Management Professionals. Mr. Harris holds a Bachelors of Science degree from Oregon State University and a Masters of Hospital Administration from the University of Alabama.

    DR. ANDREW WELCH, M.D.  Dr. Welch has served as a director since
November 1999. From 1979 to the present, Dr. Welch has practiced orthopedic surgery for the Southwest Orthopedic and Sports Medicine Clinic located in Las Vegas, Nevada of which he is the president and owner.

    ROBERT GALVAN. Mr. Galvan has served as a director since November 1999. Since November 1999, Mr. Galvan has also served as the Associate Dean of the University of North Texas Health Science College, Fort Worth, Texas. From November 1998 to November 1999, Mr. Galvan served as the Director of Health for the City of Fort Worth, Texas. Mr. Galvan also served as the Director of Health and Community Development for the City of Plano, Texas from 1992 to October 1998.

                 OPERATION OF BOARD OF DIRECTORS AND COMMITTEES

    The Corporation does not have a nominating committee. Nominations for directors and officers are considered by the entire Board of Directors. The Corporation does not have an Audit, Executive or Compensation Committee. During fiscal year 2000, there were twelve (12) meetings of the Board of Directors. All directors attended at least seventy-five percent (75%) of all meetings of the Board of Directors.

                           COMPENSATION OF DIRECTORS

    Directors receive no cash compensation for their services as directors. The policy of the Corporation is to reimburse non-employee directors for expenses actually incurred in connection with attending meetings of the Board of Directors. Directors and executive officers are also eligible for stock and option grants under the Corporation's option plans as determined at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

    The following table sets forth the cash and other compensation the Corporation paid during the last three fiscal years to our chief executive officer, president and other individuals who served as executive officers and whose total compensation was $100,000 or more.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM COMPENSATION
                                                                                                          AWARDS
                                                                 ANNUAL COMPENSATION             -------------------------
                                                        --------------------------------------   RESTRICTED    SECURITIES
                                              FISCAL                            OTHER ANNUAL        STOCK      UNDERLYING
NAME AND PRINCIPAL POSITION                    YEAR      SALARY     BONUS     COMPENSATION(1)     AWARDS($)    OPTIONS(#)
---------------------------                  --------   --------   --------   ----------------   -----------   -----------
C J Comu, CEO, Chairman....................  2000       $41,195       $0          $     0        $ 83,825(2)     250,000
                                             1999             0        0           46,875         424,334(3)     150,000
                                             1998(4)          0        0                0               0              0

John Potter, President.....................  2000        40,986        0                0          13,425(5)     250,000
                                             1999             0        0           46,875         424,334(6)     150,000
                                             1998(4)          0        0                0               0              0

Darrell R. Jolley, CFO.....................  1999             0        0           58,333          12,500(7)      45,000

Doug S. Keane, President of Airsopure,       2000        24,173        0                0         116,452(8)           0
  Inc......................................  1999             0        0           77,500          12,500(9)     100,000
                                             1998             0        0           62,917               0              0

R. John Harris, COO........................  2000        27,917        0                0          21,875(10)          0

James R. Halter, CFO and General Counsel...  2000        18,227        0                0          46,527(11)          0

------------------------------

(1) See terms of employment agreements for Mr. Comu and Mr. Potter under the section titled "Employment Agreements."

(2) Mr. Comu received 249,986 shares of restricted common stock as additional compensation. The fair market value of the shares was $83,825 in the aggregate on the five dates of grant. All of these shares were fully vested on the dates of grant and are not entitled to dividends. As of May 31, 2000, Mr. Comu owned 1,368,864 shares of our restricted common stock with a market value of $1,753,789.

(3) Mr. Comu received 791,667 shares of restricted common stock for deferred wages of $250,000 per year for the period from June 1, 1997 through December 31, 1998. The fair market value of the shares was $395,834 on the date of grant, January 31, 1999. He also received 150,000 shares of common stock as additional compensation. The fair market value of the shares was $28,500 on the date of grant, December 31, 1998. All of these shares were fully vested on the date of grant and are not entitled to dividends.

(4) Disclosure is made of named executive officers of our subsidiary, Airtech International Corporation, for fiscal year 1998 for positions substantially similar to positions held in employment by us for fiscal years 1999 and 2000.

(5) Mr. Potter received 250,464 shares of restricted common stock as additional compensation. The fair market value of the shares was $79,028 in the aggregate on the five dates of grant. All of these shares were fully vested on the dates of grant and are not entitled to dividends. As of May 31, 2000, Mr. Potter owned 1,213,881 shares of our restricted common stock with a market value of $1,555,224.

(6) Mr. Potter received 791,667 shares of restricted common stock for deferred wages of $250,000 for the period from June 1, 1997 through December 31, 1998. The fair market value of the shares was $395,834 on the date of grant, January 31, 1999. He also received 150,000 shares of common stock as additional compensation. The fair market value of the shares was $28,500 on the date of grant, December 31, 1998. All of these shares were fully vested on the date of grant and are not entitled to dividends.

(7) Mr. Jolley received 25,000 shares of common stock as additional compensation. The fair market value of the shares was $12,500 on the date of grant, June 16, 1999. Effective September 1999, Mr. Jolley was no longer employed by us.

(8) Mr. Keane received 100,000 shares of restricted common stock as additional compensation. The fair market value of the shares was $75,000 on the date of grant, May 1, 2000. Mr. Keane also received 154,259 shares of restricted common stock as additional compensation. The fair market value of the shares was $41,452 in the aggregate on the five dates of grant.

(9) Mr. Keane received 25,000 shares of common stock as additional compensation. The fair market value of the shares was $12,500 at the date of grant, June 16, 1999. Effective November 1999, Mr. Keane was no longer employed by us.

(10) Mr. Harris received 100,000 shares of restricted common stock as additional compensation. The fair market value of the shares was $21,875 on the date of grant, December 15, 1999. All of these shares were fully vested on the date of grant and are not entitled to dividends. As of May 31, 2000, Mr. Harris owned 100,000 shares of our restricted common stock with a fair market value of $128,120.

(11) Mr. Halter received 100,000 shares of restricted common stock as additional compensation. The fair market value of the shares was $23,440 on the date of grant, December 8, 1999. Mr. Halter also received 35,183 shares of restricted common stock as additional compensation. The fair market value of the shares was $23,087 on the date of grant, January 6, 2000. All of the shares issued to Mr. Halter were fully vested and are not entitled to dividends. As of May 31, 2000, Mr. Halter owned 135,193 shares of our restricted common stock with a fair market value of $173,209.

                             OPTION GRANTS IN 2000

    The following table lists those persons in the previous table who were granted options to purchase shares of the Corporation's common stock during fiscal year 2000.

                         NUMBER OF      % OF TOTAL
                         SECURITIES    OPTIONS/SARS
                         UNDERLYING     GRANTED TO                     MARKET PRICE
                        OPTIONS/SARS   EMPLOYEES IN   EXERCISE PRICE    ON DATE OF
        NAME              GRANTED      FISCAL YEAR      ($/SHARE)         GRANT        EXPIRATION DATE
---------------------   ------------   ------------   --------------   ------------   -----------------
C J Comu...........        250,000          50%            $0.25           $0.44      December 17, 2004
John Potter........        250,000          50%            $0.25           $0.44      December 17, 2004

                          2000 YEAR-END OPTION VALUES

    Set forth in the following table is information, with respect to each named executive officer, as to:

    - the number of shares acquired during fiscal year 2000 upon each exercise of options granted to each individual;

    - the aggregate value realized upon each exercise which is the difference between the market value of the shares at exercise and their exercise price;

    - the total number of unexercised options held on May 31, 2000, separately identified between those exercisable and those not exercisable; and

    - the aggregate value of in-the-money, unexercised options held on May 31, 2000, separately identified between those exercisable and those not exercisable.

                                                        NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-THE-
                              SHARES                   UNDERLYING UNEXERCISED       MONEY OPTIONS AT FISCAL
                            ACQUIRED ON    VALUE     OPTIONS AT FISCAL YEAR-END      YEAR-END EXERCISABLE/
          NAME               EXERCISE     RECEIVED   EXERCISABLE/UNEXERCISABLE          UNEXERCISABLE(1)
-------------------------   -----------   --------   --------------------------   ----------------------------
C J Comu.................       -0-         -0-                400,000/0                  $374,980/$0
John Potter..............       -0-         -0-                400,000/0                  $374,980/$0

(1) The value is calculated based upon the aggregate amount of the excess of $1.2182 over the relevant exercise prices.

EMPLOYMENT AGREEMENTS

    The Corporation has ten (10) year employment contracts with C J Comu and John Potter for annual compensation of $250,000 each, terminating May 31, 2008. Under the terms of these contracts and agreements between our board of directors, Mr. Comu and Mr. Potter, these contracts are funded on a cash basis at such time as we are in a financial position to pay the salaries under these contracts. Unpaid compensation under these contracts, dating from June 1, 1997 through December 31, 1998, was paid to Mr. Comu and Mr. Potter effective January 31, 1999 through the issuance to each of them of 791,667 shares of our restricted common stock. Effective January 15, 1999, Mr. Comu and Mr. Potter began receiving cash compensation under the agreements at an annual rate of $125,000 each when cash was available. The remainder of the amounts due each officer under their contracts will be converted to our restricted common stock during fiscal year 2000. Effective June 1, 1999, Mr. Comu and Mr. Potter have further agreed with our Board of Directors to reduce compensation to $125,000.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and change in ownership with the SEC. Our officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Except as noted below, and based solely on a review of the copies of Section
16(a) forms received by the Corporation, the Corporation believes that from June 1, 1999 through May 31, 2000, all filing requirements applicable to our officers, directors and greater than 10% stockholders were timely met, excluding Messrs. CJ Comu and John Potter.

    Mr. Comu, our chief executive officer and director, and Mr. Potter, our president and director, each filed a Statement of Changes in Beneficial Ownership on Form 4 four days after the required filing date. The due date for the forms was March 10, 2000 and the forms were filed by Mssrs. Comu and Potter on March 14, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of July 31, 2000, certain information concerning the beneficial ownership of each class of our voting stock held by:

    - each beneficial owner of 5% or more of our voting stock, based on reports filed with the SEC and certain other information;

    - each of our directors;

    - each of our executive officers; and

    - all of our executive officers and directors as a group.

                                 AMOUNT AND NATURE OF
                                BENEFICIAL OWNERSHIP OF   OWNERSHIP OF COMMON
     NAME AND ADDRESS(1)            COMMON STOCK(2)       STOCK OWNERSHIP(3)
     -------------------        -----------------------   -------------------
C J Comu......................         1,768,864(4)               8.22%
John Potter...................         1,613,881(5)               7.50%
Robert Galvan.................           100,000               *
James R. Halter...............           135,193               *
Dr. Andrew Welch, M.D.........           243,382(6)               1.14%
R. John Harris................           100,000               *
Officers and Directors as a
  Group (6 persons)...........         3,958,320(7)              18.06%

*   Less than 1%

(1) The address of each director, officer and principal stockholder is c/o Airtech International Group, Inc., 15400 Knoll Trail, Suite 200, Dallas, TX 75248.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined upon the exercise of options, warrants or convertible securities.

(3) Each beneficial owner's percentage ownership is determined by assuming that stock options and warrants that are held by that person (but not those held by any other person) and which are exercisable within 60 days from the date on which beneficial ownership is to be determined have been exercised.

(4) Represents 1,368,864 shares of common stock owned directly. Also represents 150,000 shares owned pursuant to warrants to purchase shares of common stock at $0.50 per share and 250,000 shares owned pursuant to options to purchase shares of common stock at $0.25 per share, all of which are exercisable within 60 days. Does not include 211,340 shares of common stock owned by Mr. Comu's relatives, Sevim Comu and Cem Comu, of which Mr. Comu disclaims beneficial ownership.

(5) Represents 1,213,881 shares of common stock owned directly. Also represents 150,000 shares owned pursuant to warrants to purchase shares of common stock at $0.50 per share and 250,000 shares owned pursuant to options to purchase shares of common stock at $0.25 per share, all of which are exercisable within 60 days. Does not include 432,492 shares of common stock owned by Mr. Potter's relatives, Susan Potter and John Garth Potter, of which Mr. Potter disclaims beneficial ownership.

(6) Represents 100,000 shares of common stock owned directly and 140,382 shares owned by the Welch Family Partnership, L.P. of which Mr. Welch may be deemed the beneficial owner.

(7) See notes 4, 5 and 6.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal year 1999, our president advanced cash to the Corporation totaling $100,000. As of May 31,2000, the Corporation owed $210,338 to our chief executive officer and $216,488 to our president on advances from each officer, including accrued interest. The Corporation has agreed to repay these advances as cash is available or by issuing common stock of the Corporation. The Corporation has also agreed to pay interest at 15% per annum on the outstanding balances. During fiscal year 2000, the Corporation paid our chief executive officer and our president $15,000 each representing accrued interest on the outstanding balances.

    Dr. Andrew Welch, M.D., one of our directors, is the managing partner of Aircare, LLC, a franchisee of our wholly-owned subsidiary, Airsopure, Inc., for Las Vegas, Nevada. For the fiscal year ended May 31, 2000, Aircare, LLC purchased from the Corporation, for cash, $91,793 of our air purification products at the wholesale price available to our other distributors.

    The Corporation believes that the terms of the above described transactions are fair and similar to or better than the terms the Corporation could have obtained from arms length negotiations with third parties.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    Representatives of Turner, Stone & Company, the independent accounting firm that audited the consolidated financial statements of the Corporation for the fiscal year ended May 31, 2000, are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and to answer questions. The Board of Directors has selected the firm of Turner, Stone & Company as the Corporation's independent accountants for the year ending May 31, 2001.

                             STOCKHOLDER PROPOSALS

    Any stockholder proposal to be presented for action at the next meeting of stockholders pursuant to the provisions of Rule 14a-8, under the Securities Exchange Act of 1934, must be received at the Corporation's principal executive offices no later than July 26, 2001 for inclusion in the proxy statement and form of proxy relating to the 2001 Annual Meeting.

                                 MISCELLANEOUS

    The Board of Directors knows of no other matters which are likely to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote on such matters in accordance with their best judgment.

    The solicitation of proxies is made on behalf of the Board of Directors of the Corporation, and the cost thereof will be borne by the Corporation. The Corporation will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Corporation. In addition, officers and employees of the Corporation (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by facsimile transmission, telexes, personal interviews, or telephone.

                          ANNUAL AND QUARTERLY REPORT

    The Corporation's Annual Report to Stockholders for the fiscal year ended May 31, 2000, which contains our audited financial statements for fiscal year 2000, and the Corporation's Quarterly Report on Form 10-QSB for the quarter ended August 31, 2000, are being sent to each stockholder. The Corporation will provide, without charge, a copy of the Corporation's Annual Report on Form 10-KSB for fiscal year 2000, including any exhibits, upon written request, directed to: Airtech International Group, Inc., 15400 Knoll Trail, Suite 200, Dallas, Texas 75248 Attention: James R. Halter, Chief Financial Officer.

          PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY CARD

                                          By Order of the Board of Directors
                                          James R. Halter
                                          Chief Financial Officer

DATED: November 2, 2000
Dallas, Texas

PROXY                  AIRTECH INTERNATIONAL GROUP, INC.                   PROXY
                               15400 KNOLL TRAIL
                                   SUITE 200
                              DALLAS, TEXAS 75248

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRTECH
                           INTERNATIONAL GROUP, INC.

    The undersigned hereby appoints R. John Harris and James R. Halter as Proxies, each with the power to appoint their substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock, $0.05 par value, of Airtech International Group, Inc. (the "Company") held of record by the undersigned on October 26, 2000, at the annual meeting of shareholders to be held on Friday, November 24, 2000, or any adjournment thereof.

1.  To elect five directors to the Board of Directors of the Company.
    FOR all nominees listed below / /           WITHHOLD AUTHORITY / /
                                         (to vote for all nominees below)
    (except as marked to the contrary below)

    CJ Comu, James R. Halter, R. John Harris, Dr. Andrew Welch, M.D., and Robert
                                     Galvan

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).

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2.  To transact such other business as may properly come before the meeting or any adjournment thereof.

                   (continued and to be signed on other side)
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    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

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
Number of Shares:                                             Please sign exactly as name appears below.
------------------------                                      When shares are held by joint tenants, both
                                                              should
                                                              sign. When signing as attorney, as executor,
                                                              administrator, trustee or guardian, please
                                                              give full title as such. If a corporation,
                                                              please sign in full corporate name by
                                                              president or other authorized officer. If a
                                                              partnership, please sign in partnership name
                                                              by authorized person.

Please Print Name:                                            Date: , 2000
------------------------------------------------------

------------------------------------------------------        ---------------------------------------------
                                                              Signature
                                                              ---------------------------------------------
                                                              Signature if held jointly
                                                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                              PROMPTLY USING THE ENCLOSED ENVELOPE.
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